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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     July 16, 1997


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)


                               33-47934, 33-49850,
                          33-54462, 33-57988, 33-64244,
  United States                                                51-0331454
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(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)



                              Wilmington, DE. 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 4:

      4.1 First Amendment to the MBNA Master Credit Card Trust Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.

      4.2 First Amendment to the Series 1992-1 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.

      4.3 First Amendment to the Series 1992-2 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.

      4.4 First Amendment to the Series 1992-3 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.

      4.5 First Amendment to the Series 1993-1 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.

      4.6 First Amendment to the Series 1993-3 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.

      4.7 First Amendment to the Series 1993-4 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.

      4.8 First Amendment to the Series 1994-1 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.

      4.9 First Amendment to the Series 1994-2 Supplement to the Pooling and Servicing Agreement, dated as of June 1, 1997, by and between MBNA America Bank, National Association, Seller and Servicer, and Bankers Trust Co., Trustee.


     The following are filed as Exhibits to this Report under Exhibit 20:

     20.1. Series 1992-1 (File No. 33-47934) Certificateholders'Statement for the month ended June 30, 1997.

     20.2. Series 1992-2 (File No. 33-49850) Certificateholders'Statement for the month ended June 30, 1997.

     20.3. Series 1992-3 (File No. 33-54462) Certificateholders'Statement for the month ended June 30, 1997.

     20.4. Series 1993-1 (File No. 33-57988) Certificateholders'Statement for the month ended June 30, 1997.

     20.5. Series 1993-3 (File No. 33-64244) Certificateholders'Statement for the month ended June 30, 1997.

     20.6. Series 1993-4 (File No. 33-64244) Certificateholders'Statement for the month ended June 30, 1997.

     20.7. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended June 30, 1997.

    20.8. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended June 30, 1997.

ITEM 5.   OTHER EVENTS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1992-1 (File No. 33-47934) Key Performance Factors for the month ended June 30, 1997.

     99.2. Series 1992-2 (File No. 33-49850) Key Performance Factors for the month ended June 30, 1997.

     99.3. Series 1992-3 (File No. 33-54462) Key Performance Factors for the month ended June 30, 1997.

     99.4. Series 1993-1 (File No. 33-57988) Key Performance Factors for the month ended June 30, 1997.

     99.5. Series 1993-3 (File No. 33-64244) Key Performance Factors for the month ended June 30, 1997.

     99.6. Series 1993-4 (File No. 33-64244) Key Performance Factors for the month ended June 30, 1997.

     99.7. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended June 30, 1997.

    99.8. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended June 30, 1997.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July 16, 1997


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         Marguerite M. Boylan
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                                Name:       Marguerite M. Boylan
                                Title:      Vice President